UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California		95119
(Address of Principal Executive Offices)		(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2021, the Board of Directors of Western Digital Corporation (the “Company”) approved amendments to the Company’s Amended and Restated By-laws (the “By-laws”). The By-laws became effective immediately upon their adoption. In addition to minor ministerial and conforming changes, these amendments principally provide for the following:

•

revisions to the advance notice provisions in Sections 2.11 of the By-laws to clarify that the number of nominees a stockholder may nominate for election at a stockholders’ meeting cannot exceed the number of directors to be elected and require each nominee to state his or her current intent to serve as a director for the full term for which the nominee is standing for election;

•	revisions to various provisions of the By-laws, including Sections 2.04, 3.09 and 4.03, to permit electronic notices in accordance with recent amendments to the Delaware General Corporation Law;

•

revisions to Sections 2.07 and 3.11 of the By-laws to clarify the expanded flexibility for electronic delivery of proxies and written consents in accordance with recent amendments to the Delaware General Corporation Law, and the addition of a new Section 8.08 to clarify and permit the use of electronic signatures for consents, agreements, certificates or other instruments executed on behalf of the Company;

•	updates to Section 3.17 to conform the rights of inspection of a director to the provisions of Section 220(d) of the Delaware General Corporation Law;

•	revisions to Article IV to clarify the Company’s required officer positions;

•	revisions to Section 6.01 to permit any two authorized officers (rather than specified combinations of officers) to sign stock certificates on behalf of the Company; and

•

the addition of a new Section 8.07, which provides that unless the Company consents in writing to the selection of an alternative forum, (i) the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for certain intracorporate matters, including derivative actions, claims involving a breach of fiduciary duty by a director, officer, employee or stockholder of the Company to the Company or its stockholders, actions asserting claims under the Delaware General Corporation Law, the Certificate of Incorporation or the By-laws and actions asserting claims governed by the internal affairs doctrine, and (ii) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended.

The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the By-laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

3.1	Western Digital Corporation Amended and Restated By-laws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray
Date: February 12, 2021		Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary